Oppenheimer Total Return Fund, Inc.

REPORT HIGHLIGHTS
Fund Objective
Oppenheimer Total Return Fund, Inc. seeks capital appreciation in the value of its shares as well as income.It emphasizes investment in common stocks of medium and large capitalization companies.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Managers
8	Fund Performance
14	Financial Statements
34	Independent Auditors’ Report
35	Federal Income Tax Information
36	Officers and Directors

Average Annual Total Returns*
	For the 1-Year Period Ended 12/31/00
	Without	With
	Sales Chg.	Sales Chg.

Class A	-5.62%	-11.05%

Class B	-6.36	-10.81

Class C	-6.33	-7.22

Class Y	-5.54

*See Notes on page 12 for further details.
PRESIDENT’S LETTER
Dear Shareholder,
The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.
In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high-quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.
Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow— triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high-quality bonds.
The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time.
James C. Swain Chairmain Oppenheimer Total Return Fund, Inc. Bridget A. MAcaskill President Oppenheimer Total Return Fund, Inc.	In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.
Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will growonly moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary
PRESIDENT’S LETTER
policy of the past 18 months by reducing key short-term interest rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”
     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.
    In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadowover these regions.
    In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risks, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each Fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

James C. Swain January 23,2001 Bridget A. Macaskill
These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or anyparticular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatilityand other factors and bonds are subject to credit and interest rate risks.
AN INTERVIEW WITH YOUR FUND’S MANAGERS
How would you characterize the Fund’s performance during the fiscal year?
A. The one-year period that ended December 31,2000, proved to be exceptionally volatile and challenging for most equity investors. While we would have liked to deliver higher returns during the period, the Fund performed generally in line with its peers.
What made this such a volatile period?
Portfolio Management Team Bruce Bartlett Christopher Leavy	Equity markets, particularly in the technology and biotech-nology sectors, demonstrated considerable strength in early 2000. The market’s performance was supported by continued expansion of the U.S. economy, low rates of inflation, growing evidence of global economic recovery and diminishing fears of Y2K-related problems. Technology-oriented stock prices were driven higher by excellent earnings reports from many companies in the sector, as well as growing demand for semiconductors and communications-related components.
In March, however, investors became concerned that the rate of U.S. economic growth might be unsustainably high. These concerns caused most stock prices to retreat. Technology stocks were hit especially hard, hurting several of the Fund’s growth-oriented holdings. Value-oriented stocks, on the other hand, showed signs of strength,helping to offset the impact of downturns in technology stocks.
By mid-year, evidence began to accumulate that the pace of U.S. economic growth had begun to moderate, and equity markets showed signs of recovery. The market’s strength was concentrated in traditional value sectors. Many energy stocks, in particular, benefited from sharply rising prices for oil and natural gas. But markets began to slump again in September as investors worried that the economy might slow too sharply and slip into recession. As a result, most equities indices, including the S& P 500 Index, finished the year in negative territory.
AN INTERVIEW WITH YOUR FUND’S MANAGERS
How did you manage the Fund’s investments in light of these conditions?
While we emphasized growth-oriented stocks at the beginning of the period, we found relatively few investment opportunities that met our respective investment criteria for either growth- or value-oriented stocks. As a result, cash holdings accounted for nearly 20% of the Fund’s assets in February 2000. As stock prices fell later in the period, we put most of that cash to work, primarily among value-oriented stocks. By the end of the period, the Fund was nearly fully invested, with assets approximately equally allocated between growth and value holdings.
    Although our growth-oriented investments suffered during the market’s corrections, growth stocks still provided the greatest contribution to the Fund’s overall performance. Within the growth arena, we conti nued to rely on bottom-up analysis of individual company fundamentals to guide us toward what we believed were the market’s most attractive investment opportunities. We found the overwhelming majority of such opportunities in technology, particularly at the forefront of optical networking. Optical networks use laser light and fiber-optic cable to deliver voice and data communications. While optical technologies have been in use for decades, recent developments have allowed optical networks to deliver much greater communications traffic volume, or band width, than other communications technologies. With the explosive growth of the Internet, bandwidth demand is growing at exponential rates, fueling accelerating demand for optical components and systems. We invested in companies that are supplying the building blocks for today’s optical networks. Several of these investments proved to be excellent performers during the period, despite the market’s difficulties.
Of course, many of our holdings were hurt in the market’s spring and fall corrections, including some in optical network-ing. Other disappointing performers were in the semiconductor and software arenas. Many of our holdings in consumer-related companies suffered as consumer spending slowed during the year. In response to weakening fundamentals, we sold some of our positions in consumer products and services companies, including retailers and radio broadcasters.
Although we found relatively few attractive growth-oriented investment opportunities in non-technology sectors, we did find some among biotechnology concerns that met our disciplined investment criteria, as well as individual opportunities in a variety of other sectors, such as energy.
Average Annual Total Returns with Sales Charges
For the periods ended 12/31/00[1]
Class A 1-Year	5-Year	10-Year

–11.05%	14.23%	15.83%
Class B 1-Year	5-Year	Since Inception

-10.81%	14.41%	13.71%
Class C 1-Year	5-Year	Since Inception

-7.22%	14.63%	15.46%
Class Y 1-Year	5-Year	Since Inception

-5.54%	15.74%	15.75%
How did the Fund’s value-oriented investments perform?
Our value-oriented holdings helped cushion the impact of the market’s corrections during the period. Even before growth-oriented shares began to slide in late March 2000, certain value-oriented sectors of the market were already showing signs of strength. In particular, energy exploration, service and distribution companies benefited from rising prices for oil and gas. Many of our holdings in these sectors fared well early in the year, and continued to show performance during most of the reporting period. Late in the year, we sold many of our oil-related holdings, because we were concerned that oil inventories would begin to rise.
In mid-2000, as investors began looking for protection from volatility among growth-oriented stocks, many turned to traditionally defensive, value-oriented sectors such as utilities, financials and healthcare. The Fund’s holdings among these sectors rose as a result. Some utilities, such as Enron Corp. performed particularly well because their business included energy services as well as power generation. Among financials, we focused on government-sponsored enterprises, such as Freddie Mac and USA Education, Inc., which generally deliver highly predictable earnings with relatively little risk.
1. See notes on page 12 for further details.
AN INTERVIEW WITH YOUR FUND’S MANAGERS
Among other sectors, we invested in value-oriented companies that we believe are well positioned for upturns in various cyclical businesses, such as managed care and waste management. We also invested in companies that have implemented operational or management changes that we believe offer the prospect of above-average earnings expectations within the next two to three years.
What is your outlook for the Fund?
We believe that the Fund’s performance during the recent period demonstrates the intrinsic strengths of a diversified, long-term investment strategy that includes both value and growth components. When economic conditions favor growth investing, the Fund positions investors to participate in the market’s gains. When economic uncertainties shake the market, the Fund’s value-oriented holdings provide investors with a buffer against volatility, and offer the opportunity for additional gains from investments in traditional defensive sectors. That’s why we rigorously maintain our value-and-growth investment strategy, and why Oppenheimer Total Return Fund, Inc. remains a key part of The Right Way to Invest.
	Top Ten Common Stock Holdings[3]
	JDS Uniphase Corp.	4.3%

	EMC Corp.	4.0

	Tyco International Ltd.	3.6

	Citigroup, Inc.	3.5

	Waste Management, Inc.	2.5

	Kohl’s Corp.	2.5

Portfolio Allocation[2]	Enron Corp.	2.4

	News Corp. Ltd.(The), Sponsored ADR, Preference	2.4

	Freddie Mac	2.4

	Waters Corp.	2.1

	Top Five Common Stock Industries[3]

	Diversified Financial	10.4%

	Electronics	7.7

	Manufacturing	7.4

	Electric Utilities	6.8

	Computer Hardware	6.2

2. Portfolio is subject to change. Percentages are as of December 31,2000, and are based on total market value of investments.
	3. Portfolio is subject to change. Percentages are as of December 31,2000, and are based on net assets.

FUND PERFORMANCE
How Has the Fund Performed?
Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended December 31, 2000, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s discussion of performance. During the one-year period that ended December 31,2000, the performance of Oppenheimer Total Return Fund, Inc. was affected by volatile conditions in equities markets. Strong U.S. economic growth powered traditional growth sectors, particularly technology, during the first few months of the year. The Fund emphasized growth-oriented investments over value-oriented investments early in the period, and our growth holdings performed strongly during these months. Later in the year, rising interest rates and a slowdown in U.S. economic performance caused most growth stocks to fall. The Fund’s value-oriented holdings helped cushion the impact of these events. In particular, our energy, utility, financial and healthcare holdings performed well during the latter part of the period. In recognition of these conditions, we put the Fund’s cash to work in value-oriented stocks, roughly equalizing our allocation of funds between growth and value stocks. The Fund’s portfolio holdi ngs, allocations and strategies are subject to change.
Comparing the Fund’s performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class Yshares of the Fund. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’ s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

FUND PERFORMANCE

1. See page 12 for further details.

The performance information for the S&P 500 Index begins on 12/31/90 for Class A,4/30/93 for Class B, 8/31/95 for Class C and 5/31/94 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

NOTES
In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial short-term changes. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may re duce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 10/2/47. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund’s maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the Olife of class’ return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

STATEMENT OF INVESTMENTS December 31, 2000

		Market Value
	Shares	See Note 1

Common Stocks—77.9%

Basic Materials—1.2%

Metals—0.8%

Aluminum—0.8% Alcoa, Inc.	997,600	$ 33,419,600

Paper—0.4% Smurfit-Stone Container Corp.[1]	600,000	8,962,500

Sonoco Products Co.	330,000	7,136,250 16,098,750

Capital Goods—12.5%

Aerospace/Defense—0.9% Raytheon Co., Cl. A	956,000	27,724,000

Raytheon Co., Cl. B	342,100	10,626,481 38,350,481

Electrical Equipment—1.0% Emerson Electric Co.	540,000	42,558,750

Industrial Services—3.2%
Republic Services, Inc.[1]	1,714,500	29,467,969

Waste Management, Inc.	3,750,900	104,087,475 133,555,444

Manufacturing—7.4% American Standard Cos., Inc.[1]	200	9,862

Corning, Inc.	1,320,000	69,712,500

Millipore Corp.	400,200	25,212,600

Tyco International Ltd.	2,700,000	149,850,000

United Technologies Corp.	745,000	58,575,625 303,360,587

Communication Services—1.5%

Telecommunications: Long Distance—0.8% NTL, Inc.[1]	718,400	17,196,700

Verizon Communications	291,500	14,611,437 31,808,137

Telephone Utilities—0.7% SBC Communications, Inc.	600,000	28,650,000

Consumer Cyclicals—7.9%

Autos & Housing—0.3% Ford Motor Co.	500,000	11,718,750

Consumer Services—0.4% Moody’s Corp.	600,000	15,412,500
		Market Value
	Shares	See Note 1

Retail: General—3.2% Family Dollar Stores, Inc.	600,000	$ 12,862,500

Kohl’s Corp.[1]	1,665,000	101,565,000

Wal-Mart Stores, Inc.	300,000	15,937,500 130,365,00 0

Retail: Specialty—4.0% Best Buy Co., Inc.[1]	865,600	25,589,300
Home Depot, Inc.	1,581,691	72,263,508

RadioShack Corp.	1,303,000	55,784,687

Tiffany & Co.	350,000	11,068,750 164,706,245

Consumer Staples—3.4%

Broadcasting—0.1% EchoStar Communications Corp., Cl. A1	209,300	4,761,575

Entertainment—2.4% News Corp. Ltd.(The), Sponsored ADR, Preference	3,402,400	98,882,250

Food—0.2% General Mills, Inc.	200,000	8,912,500

Tobacco—0.7% Philip Morris Cos., Inc.	700,000	30,800,000

Energy—3.8%

Energy Services—2.6% Coastal Corp.	400,000	35,325,000

Exelon Corp.	262,500	18,430,125

Global Marine, Inc.[1]	85,900	2,437,412

Weatherford International, Inc.[1]	1,100,000	51,975,000 108,167,537

Oil: Domestic—1.2% Exxon Mobil Corp.	554,030	48,165,983

Financial—15.8%

Banks—1.7% Charter One Financial, Inc.	420,000	12,127,500

Chase Manhattan Corp.	450,000	20,446,875

Mellon Financial Corp.	794,600	39,084,387 71,658,76 2

STATEMENT OF INVESTMENTS Continued

		Market Value
	Shares	See Note 1

Diversified Financial—10.4% Citigroup, Inc.	2,800,001	$142,975,051

Franklin Resources, Inc.	717,500	27,336,750

Freddie Mac	1,422,700	97,988,463

Goldman Sachs Group, Inc.(The)	118,200	12,640,013

Morgan Stanley Dean Witter & Co.	360,000	28,530,000

Schwab (Charles) Corp.	1,208,700	34,296,863

USA Education, Inc.	1,263,900	85,945,200 429,712,340

Insurance—3.7% Aetna, Inc.[1]	1,973,200	81,024,525

American General Corp.	263,500	21,475,250

American International Group, Inc.	250,000	24,640,625

Marsh & McLennan Cos., Inc.	182,600	21,364,200

XL Capital Ltd., Cl. A	50,000	4,368,750 152,873,350

Healthcare—2.3%

Healthcare/Drugs—1.0% American Home Products Corp.	300,000	19,065,000

Bristol-Myers Squibb Co.	200,000	14,787,500

Genentech, Inc.[1]	100,000	8,150,000 42,002,500

Healthcare/Supplies & Services—1.3% Cardinal Health, Inc.	250,000	24,906,250

Medtronic, Inc.	479,000	28,919,625 53,825,875

Technology—19.8%

Computer Hardware—6.2% Cabletron Systems, Inc.[1]	5,594,100	84,261,131

EMC Corp.[1]	2,461,126	163,664,879

Sun Microsystems, Inc.[1]	300,000	8,362,500 256,288,510

Computer Software—1.6% Oracle Corp.[1]	1,050,000	30,515,625

VeriSign, Inc.	125,000	9,273,438

Veritas Software Corp.[1]	300,000	26,250,000 66,039,063
		Market Value
	Shares	See Note 1

Communications Equipment—4.3% CIENA Corp.[1]	430,000	$ 34,937,500

Cisco Systems, Inc.[1]	1,968,000	75,276,000

Nortel Networks Corp.	2,100,000	67,331,250 177,544,750

Electronics—7.7% JDS Uniphase Corp.[1]	4,218,832	175,872,559

Micron Technology, Inc.[1]	1,495,700	53,097,350

Waters Corp.[1]	1,040,000	< u> 86,840,000 315,809,909

Utilities—9.7%

Electric Utilities—6.8% AES Corp.(The)[1]	1,222,000	67,668,250

Constellation Energy Group, Inc.	1,495,500	67,390,969

Dominion Resources, Inc.	889,000	59,563,000

Duke Energy Corp.	996,800	84,977,200 279,599,419

Gas Utilities—2.9% Dynegy, Inc.	353,500	19,818,094

Enron Corp.	1,196,000	99,417,500 119,235,594
Total Common Stocks (Cost $2,267,234,073)		3,214,284,161

Preferred Stocks—0.5% Mediane Group, Inc.,6.25% Cv. Premium Income Exchangeable Securities (exchangeable for Airtouch Communications, Inc. common stock)	258,000	20,962,500

St. George Bank, ADR 9% Cv. Structured Yield Product Exchangeable for Common Stock of St. George Bank[2]	2,000	108,880
Total Preferred Stocks (Cost $15,087,250)		21,071,380
	Units

Rights, Warrants and Certificates—0.0% Per-Se Technologies, Inc. Wts., Exp.2/23/10 (Cost $0)	2,204	—

STATEMENT OF INVESTMENTS Continued

	Principal	Market Value
	Amount	See Note 1

U.S. Government Obligations—4.4%
U.S. Treasury Bonds:
6.625%,2/15/27	$ 25,675,000	$ 29,326,576
STRIPS,6.17%,2/15/20[3]	100,000,000	33,765,600
STRIPS,6.51%,8/15/19[3]	100,000,000	34,927,100
STRIPS,6.92%,11/15/18[3]	54,000,000	19,713,402

U.S. Treasury Nts.: 6.25%,2/15/07	31,200,000	32,980,584
6.625%,3/31/02	30,050,000	30,493,237
Total U.S. Government Obligations (Cost $163,129,690)		181,206,499

Convertible Corporate Bonds and Notes—0.7% Tyco International Ltd., Zero Coupon Cv. Liquid Yield Option Nts., 1.43%,11/17/202,3 (Cost $26,741,115)	35,500,000	27,556,875

Short-Term Notes—10.8% Barton Capital Corp.:
6.60%,1/9/01	50,000,000	49,926,333
6.62%,1/3/01	25,000,000	24,990,750

Corporate Receivables Corp.,6.57%,1/16/01	50,000,000	49,863,125

Countrywide Home Loans: 6.55%,1/26/01	35,000,000	34,840,799
6.64%,1/19/01	25,000,000	24,917,000

CPS CIT Group, Inc.,6.54%,1/17/01	50,000,000	49,854,667

CXC, Inc.,6.55%,1/22/01	20,500,000	20,421,673

Heller Financial, Inc.: 7%,1/8/01	50,000,000	49,931,945
7.35%,1/23/01	40,000,000	39,820,333

Household Finance Corp.,6.54%,1/12/01	50,000,000	49,900,08 3

New Center Asset Trust,6.60%,1/10/01	50,000,000	49,917,500
Total Short-Term Notes (Cost $444,384,208)		444,384,208

Repurchase Agreements—5.3%
Repurchase agreement with PaineWebber, Inc.,6.09%, dated 12/29/00, to be repurchased at $220,509,110 on 1/2/01, collateralized by Government National Mortgage Assn.,6.50%–8.50%,2/15/27– 12/20/30, with a value of $259,086,869 (Cost $220,360,000)	220,360,000	220,360,000

Total Investments, at Value (Cost $3,136,936,336)	99.6%	4,108,863,123

Other Assets Net of Liabilities	0.4	16,806,327
Net Assets	100.0%	$4,125,669,45 0
Footnotes to Statement of Investments
1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $27,665,755 or 0.67% of the Fund’s net assets as of December 31,2000.
3. Zero-coupon bond reflects the effective yield on the date of purchase.
See accompanying Notes to Financial Statements.
STATEMENT OF INVESTMENTS Devember 31, 2000

Assets
Investments, at value (cost $3,136,936,336)—see accompanying statement	$ 4,108,863,123

Cash	176,521

Receivables and other assets: Investments sold	23,397,432
Shares of capital stock sold	3,876,064
Interest and dividends	3,597,988
Other	194,489
Total assets	4,140,105,617

Liabilities
Payables and other liabilities: Investments purchased	7,937,771
Distribution and service plan fees	2,278,081
Shares of capital stock redeemed	2,024,556
Transfer and shareholder servicing agent fees	1,268,995
Shareholder reports	779,834
Directors’ compensation	12,273
Other	134,657
Total liabilities	14,436,167

Net Assets	$4,125,669,450

Composition of Net Assets
Par value of shares of capital stock	$ 35,098,700

Additional paid-in capital	3,099,571,688

Undistributed net investment income	8,845,974

Accumulated net realized gain on investments and foreign currency transactions	10,226,301

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	971,926,787
Net Assets	$4,125,669,450
STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $3,161,398,608 and 268,310,411 shares of capital stock outstanding)	$11.78
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.50

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $800,063,498 and 68,650,445 shares of capital stock outstanding)	$11.65

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $108,522,324 and 9,301,039 shares of capital stock outstanding)	$11.67

Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $55,685,020 and 4,725,108 shares of capital stock outstanding)	$11.78
See accompanying Notes to Financial Statements.
STATEMENT OF OPERATIONS For the Year Ended December 31, 2000

Investment Income Interest	$ 58,757,710

Dividends (net of foreign withholding taxes of $88,890)	32,964,616
Total income	91,722,326

Expenses Management fees	23,262,457

Distribution and service plan fees: Class A	6,900,042
Class B	9,659,311
Class C	970,839

Transfer and shareholder servicing agent fees: Class A	3,367,734
Class B	969,952
Class C	95,086
Class Y	103,000

Directors’ compensation	97,627

Custodian fees and expenses	95,227

Other	1,954,843
Total expenses	47,476,118
Less expenses paid indirectly	(18,855)
Net expenses	47,457,263

Net Investment Income	44,265,063

Realized and Unrealized Gain (Loss)
Net realized gain on: Investments	201,257,488
Foreign currency transactions	236,259
Net realized gain	201,493,747

Net change in unrealized appreciation (depreciation) on: Investments	(499,532,046)
Translation of assets and liabilities denominated in foreign currencies	32,923
Net change	(499,499,123)
Net realized and unrealized loss	(298,005,376)

Net Decrease in Net Assets Resulting from Operations	$(253,740,313)
See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31,	2000	1999

Operations Net investment income	$ 44,265,063	$ 35,553,328

Net realized gain (loss)	201,493,747	347,865,602

Net change in unrealized appreciation (depreciation)	(499,499,123)	302,044,678
Net increase (decrease) in net assets resulting from operations	(253,740,313)	685,463,608

Dividends and/or Distributions to Shareholders
Dividends from net investment income: Class A	(38,745,036)	(25,530,440)
Class B	(2,237,780)	(1,169,315)
Class C	(384,905)	(87,933)
Class Y	(760,857)	(526,019)

Distributions from net realized gain:
Class A	(160,994,379)	(223,029,885)
Class B	(41,193,590)	(82,260,938)
Class C	(5,319,033)	(5,385,579)
Class Y	(2,808,984)	(3,747,230)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions: Class A	401,342,499	329,538,222
Class B	(265,112,323)	(150,785,101)
Class C	47,057,472	12,461,790
Class Y	10,799,844	9,804,068

Net Assets
Total increase (decrease)	(312,097,385)	544,745,248

Beginning of period	4,437,766,835	3,893,021,587
End of period (including undistributed net investment income of $8,845,974 and $6,412,023, respectively)	$4,125,669,450	$4,437,766,835
See accompanying Notes to Financial Statements.
FINANCIAL HIGHLIGHTS Continued

Class A Year Ended December 31,	2000	1999	1998	1997	1996

Per Share Operating Data
Net asset value, beginning of period	$13.25	$12.23	$11.00	$ 9.77	$9.35

Income (loss) from investment operations: Net investment income	.15	.14	.16	.16	.20
Net realized and unrealized gain (loss)	(.84)	2.01	2.09	2.49	1.63

Total income (loss) from investment operations	(.69)	2.15	2.25	2.65	1.83

Dividends and/or distributions to shareholders: Dividends from net investment income	(.15)	(.12)	(.15)	(.14)	(.20)
Distributions from net realized gain	(.63)	(1.01)	(.87)	(1.28)	(1.21)

Total dividends and/or distributions to shareholders	(.78)	(1.13)	(1.02)	(1.42)	(1.41)

Net asset value, end of period	$11.78	$13.25	$12.23	$11.00	$9.77

Total Return, at Net Asset Value[1]	(5.62)%	18.34%	21.16%	27.39%	19.73%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$3,161	$3,157	$2,594	$2,238	$1,827

Average net assets (in millions)	$3,382	$2,757	$2,388	$2,045	$1,685

Ratios to average net assets:[2] Net investment income	1.17%	1.12%	1.31%	1.43%	1.96%
Expenses	0.87%	0.87%	0.86%[3]	0.89%[3]	0.90%[3]

Portfolio turnover rate	61%	34%	38%	92%	118%

1. Assumes a $1,000 hypothetical initial investment on the business daybefore the first dayof the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2.Annualized for periods of less than one full year.
3.Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.
FINANCIAL HIGHLIGHTS Continued

Class B Year Ended December 31,	2000	1999	1998	1997	1996

Per Share Operating Data
Net asset value, beginning of period	$13.10	$12.10	$10.89	$ 9.70	$9.29

Income (loss) from investment operations: Net investment income	.05	.04	.06	.07	.12
Net realized and unrealized gain (loss)	(.84)	1.98	2.08	2.45	1.62

Total income (loss) from investment operations	(.79)	2.02	2.14	2.52	1.74

Dividends and/or distributions to shareholders: Dividends from net investment income	(.03)	(.01)	(.06)	(.05)	(.12)
Distributions from net realized gain	(.63)	(1.01)	(.87)	(1.28)	(1.21)
Total dividends and/or distributions to shareholders	(.66)	(1.02)	(.93)	(1.33)	(1.33)
Net asset value, end of period	$11.65	$13.10	$12.10	$10.89	$9.70

Total Return, at Net Asset Value[1]	(6.36)%	17.37%	20.25%	26.17%	18.78%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$800	$1,152	$1,202	$987	$755

Average net assets (in millions)	$965	$1,196	$1,080	$878	$672

Ratios to average net assets:[2] Net investment income	0.37%	0.32%	0.50%	0.62%	1.15%
Expenses	1.66%	1.67%	1.67%[3]	1.71%[3]	1.71%[3]

Portfolio turnover rate	61%	34%	38%	92%	118%

1. Assumes a $1,000 hypothetical initial investment on the business daybefore the first dayof the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.
Class C Year Ended December 31,	2000	1999	1998	1997	1996

Per Share Operating Data
Net asset value, beginning of period	$13.13	$12.13	$10.92	$ 9.72	$9.33

Income (loss) from investment operations: Net investment income	.04	.04	.06	.07	.16
Net realized and unrealized gain (loss)	(.82)	1.98	2.08	2.46	1.57

Total income (loss) from investment operations	(.78)	2.02	2.14	2.53	1.73

Dividends and/or distributions to shareholders: Dividends from net investment income	(.05)	(.02)	(.06)	(.05)	(.13)
Distributions from net realized gain	(.63)	(1.00)	(.87)	(1.28)	(1.21)

Total dividends and/or distributions to shareholders	(.68)	(1.02)	(.93)	(1.33)	(1.34)

Net asset value, end of period	$11.67	$13.13	$12.13	$10.92	$9.72

Total Return, at Net Asset Value[1]	(6.33)%	17.37%	20.20%	26.23%	18.67%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$109	$76	$58	$37	$18

Average net assets (in millions)	$ 97	$66	$47	$27	$ 8

Ratios to average net assets:[2] Net investment income	0.37%	0.31%	0.50%	0.63%	1.05%
Expenses	1.67%	1.68%	1.67%[3]	1.72%[3]	1.76%[3]

Portfolio turnover rate	61%	34%	38%	92%	118%

1. Assumes a $1,000 hypothetical initial investment on the business daybefore the first dayof the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3.Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.
FINANCIAL HIGHLIGHTS
Class Y Year Ended December 31,	2000	1999	1998	1997	1996

Per Share Operating Data
Net asset value, beginning of period	$13.26	$12.24	$11.00	$ 9.77	$9.35

Income (loss) from investment operations: Net investment income	.17	.17	.17	.18	.23
Net realized and unrealized gain (loss)	(.84)	2.00	2.10	2.48	1.61

Total income (loss) from investment operations	(.67)	2.17	2.27	2.66	1.84

Dividends and/or distributions to shareholders: Dividends from net investment income	(.18)	(.14)	(.16)	(.15)	(.21)
Distributions from net realized gain	(.63)	(1.01)	(.87)	(1.28)	(1.21)

Total dividends and/or distributions to shareholders	(.81)	(1.15)	(1.03)	(1.43)	(1.42)

Net asset value, end of period	$11.78	$13.26	$12.24	$11.00	$9.77

Total Return, at Net Asset Value[1]	(5.54)%	18.53%	21.33%	27.53%	19.88%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$56	$52	$39	$27	$18

Average net assets (in millions)	$57	$47	$34	$22	$13

Ratios to average net assets:[2] Net investment income	1.29%	1.32%	1.39%	1.60%	2.08%
Expenses	0.75%	0.67%	0.80%[3]	0.74%[3]	0.77%[3]

Portfolio turnover rate	61%	34%	38%	92%	118%

1. Assumes a $1,000 hypothetical initial investment on the business daybefore the first dayof the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2.Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Oppenheimer Total Return Fund, Inc.(the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high total return. The Fund’s investment advisor is OppenheimerFunds, Inc.(the Manager).
The Fund offers Class A, Class B, Class C and Class Yshares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Yshares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Yshares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carry-overs, to shareholders. Therefore, no federal income or excise tax provision is required.
Dividends and Distributions to Shareholders. Dividends and distributions to share-holders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31,2000, amounts have been reclassified to reflect an increase in paid-in capital of $16,450,025, an increase in undistributed net investment income of $297,466, and a decrease in accumulated net realized gain on investments of $16,747,491. This reclassification includes $16,450,025 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
    The Fund will adopt the provisions of the AICPAAudit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1,2001. Prior to this date, the Fund did not amortize premiums on debt securi-ties. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $301,290 decrease to cost of securities and a corresponding $301,290 increase in net unrealized appreciation, based on securities held as of December 31,2000.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
NOTES TO FINANCIAL STATEMENTS Continued

2. Capital Stock
The Fund has authorized 440 million,200 million,200 million and 10 million shares of $.10 par value Class A, Class B, Class C and Class Ycapital stock, respectively. Transactions in shares of capital stock were as follows:
	Year Ended December 31,2000		Year Ended December 31,1999
	Shares	Amount	Shares	Amount

Class A Sold	52,538,720	$ 715,601,836	38,779,624	$ 500,033,094
Dividends and/or distributions reinvested	14,167,538	181,713,861	19,101,991	234,710,226
Redeemed	(36,694,069)	(495,973,198)	(31,642,249)	(405,205,098)

Net increase	30,012,189	$ 401,342,499	26,239,366	$ 329,538,222

Class B Sold	15,632,508	$ 209,389,301	13,846,247	$ 175,056,306
Dividends and/or distributions reinvested	3,264,416	41,130,740	6,611,034	80,167,708
Redeemed	(38,201,952)	(515,632,364)	(31,792,050)	(406,009,115)

Net decrease	(19,305,028)	$(265,112,323)	(11,334,769)	$(150,785,101)

Class C Sold	4,643,388	$ 62,234,552	2,517,651	$ 31,966,080
Dividends and/or distributions reinvested	427,388	5,379,883	431,425	5,244,298
Redeemed	(1,550,593)	(20,556,963)	(1,956,338)	(24,748,588)

Net increase	3,520,183	$ 47,057,472	992,738	$ 12,461,790

Class Y Sold	3,392,579	$ 46,423,509	2,101,137	$26,918,940
Dividends and/or distributions reinvested	278,327	3,569,841	347,285	4,273,249
Redeemed	(2,902,041)	(39,193,506)	(1,668,891)	(21,388,121)

Net increase	768,865	$ 10,799,844	779,531	$ 9,804,068

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31,2000, were $2,304,457,161 and $2,263,574,673, respectively.

As of December 31,2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $3,140,011,280 was:
Gross unrealized appreciation	$1,176,575,846
Gross unrealized depreciation	(207,724,003)
Net unrealized appreciation	$ 968,851,843

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund,0.70% of the next $100 mil-lion,0.65% of the next $100 million,0.60% of the next $100 million,0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund’s management fee for the year ended December 31,2000, was an annualized rate of 0.52%, before any waiver by the Manager if applicable.
Transfer Agent Fees.OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1,2001, OFS performed these services on an “at-cost” basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.
Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

December 31,2000	$4,165,200	$1,462,380	$230,496	$5,467,394	$415,565
1. The Distributor advances commission payments to dealers for certain sales of Class Ashares and for sales of Class B and Class C shares from its own resources at the time of sale.
Year Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

December 31,2000	$4,176	$1,207,757	$20,222

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
NOTES TO FINANCIAL STATEMENTS Continued

4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31,2000, payments under the Class A plan totaled $6,900,042 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $549,871 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recove red in subsequent years.
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31,2000, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$9,659,311	$7,599,649	$6,953,949	0.87%
Class C Plan	970,839	316,449	1,274,259	1.17
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
The Fund had no borrowings outstanding during the year ended or at December 31,2000.
INDEPENDENT AUDITORS’ REPORT
To the Board of Directors and Shareholders of Oppenheimer Total Return Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Total Return Fund, Inc., including the statement of investments, as of December 31,2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31,2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. as of December 31,2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
January 23,2001
FEDERAL INCOME TAX INFORMATION Unaudited

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends and distributions of $0.5818,$0.5498,$0.5518 and $0.5888 per share were paid to Class A, Class B, Class C and Class Yshareholders, respectively, on December 12, 2000, of which $0.5188 was designated as a “capital gain distribution” for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
    Dividends paid by the Fund during the fiscal year ended December 31,2000, which are not designated as capital gain distributions should be multiplied by 71.65% to arrive at the net amount eligible for the corporate dividend-received deduction.
    During the fiscal year ended December 31,2000, shareholders redeemed $16,450,025 from the Fund. All of these proceeds received by shareholders represent Long-Term Capital Gain distributions in the amount of $16,450,025. This notification is to meet certain IRS requirements.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER TOTAL RETURN FUND, INC.

Officers and Directors	James C. Swain, Director and Chairman of the Board Bridget A. Macaskill, Director and President
William L. Armstrong, Director
Robert G. Avis, Director
George C. Bowen, Director
Edward L. Cameron, Director
Jon S. Fossel, Director
Sam Freedman, Director
Raymond J. Kalinowski, Director
C. Howard Kast, Director
Robert M. Kirchner, Director
F. William Marshall, Jr., Director
Bruce L. Bartlett, Vice President
Christopher Leavy, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of NewYork

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P. C.

For more complete information about Oppenheimer Total Return Fund, Inc., please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, NewYork, NY10048-0203.
©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.
INFORMATION AND SERVICES
As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website— we’re here to help.

Internet 24-hr access to account information and transactions[1] www.oppenheimerfunds.com

General Information MonDFri 8am–9pm ET, Sat 10am–4pm ET 1.800.525.7048

Telephone Transactions MonDFri 8am–9pm ET, Sat 10am–4pm ET 1.800.852.8457

PhoneLink 24-hr automated information and automated transactions 1.800.533.3310

Telecommunications Device for the Deaf (TDD) MonDFri 9am–6:30pm ET 1.800.843.4461

OppenheimerFunds Market Hotline 24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104

Transfer and Shareholder Servicing Agent OppenheimerFunds Services P.O.Box 5270, Denver, CO 80217–5270

eDocs Direct Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com

Ticker Symbols Class A: OPTRX Class B: OTRBX Class C: OTRCX Class Y: OTRYX
1. At times this website maybe inaccessible or its transaction feature maybe unavailable.